Annual
Report

[GRAPHIC OMITTED]

                                                           DECEMBER 31, 2002


TEMPLETON GLOBAL
OPPORTUNITIES TRUST


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FRANKLIN(R) TEMPLETON(R)
INVESMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

GUANG YANG
PORTFOLIO MANAGER
TEMPLETON GLOBAL OPPORTUNITIES TRUST



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


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON GLOBAL OPPORTUNITIES TRUST SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING DEVELOPING OR EMERGING MARKETS.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Global Opportunities Trust covers the period ended December 31, 2002. During the year under review, many major economies including those of the U.S., Europe and Japan registered a synchronized slowdown. In contrast, China's economy grew 8% in 2002. 1 Most equity markets worldwide posted poor returns, with the exception of a few emerging markets. In the U.S., corporate scandals and large company bankruptcies, such as Enron, WorldCom and Global Crossing, severely damaged investor confidence in capital markets. In addition, the war against terrorism, potential military action against Iraq and Asian conflicts concerned investors. Aimed at stimulating the economy, the U.S. Federal Reserve Board continued interest rate cut efforts that began in 2001. Low interest rates contributed to strong bond market performance as more money flowed out of the equity market and into the bond market.


CONTENTS

Shareholder Letter ..................   1

Performance Summary .................   7

Financial Highlights &
Statement of Investments ............  11

Financial Statements ................  19

Notes to
Financial Statements ................  22

Independent
Auditors' Report ....................  26

Tax Designation .....................  27

Board Members
and Officers ........................  28

[GRAPHIC OMITTED]
FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:
Global
Growth
Growth & Income
Income
Tax-Free Income

1. Source: Financial Times Information, CHINA: 2002 ECONOMIC GROWTH TOUCHES 8%, 12/30/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

[GRAPHIC OMITTED]
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/02

Europe                                     43.3%
North America                              24.9%
Asia                                       15.9%
Australia/New Zealand                       4.5%
Latin America                               2.1%
Middle East/Africa                          0.7%
Short-Term Investments & Other Net Assets   8.6%



In this difficult worldwide investment environment, Templeton Global Opportunities Trust's Class A shares produced a -21.79% cumulative total return for 12 months ended December 31, 2002, as shown in the Performance Summary beginning on page 7. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index (the Index), which posted a -18.98% total return over the same period. 2 We mainly attribute this year's underperformance to our holdings in the health care and insurance sectors. Longer-term, we believe our holdings in these two sectors are attractively priced.

For the past year, the U.S. equity market performed poorly as the Standard & Poor's 500 Composite Index (S&P 500) and the Nasdaq Composite Index returned -22.09% and -31.13%. 3 We remained underweighted in the U.S. relative to the benchmark Index by a large margin. The Fund's U.S. equity exposure decreased from 31.3% of total net assets on December 31, 2001, to 20.3% on December 31, 2002. We completely sold several holdings such as Intel, Amerada Hess, Valero Energy and Newell Rubbermaid, seeking to take advantage of their higher prices during the year. Due to similar reasons, we also trimmed back such positions as AON, Abbott Laboratories and American International Group.

On the buy side, we identified a few opportunities through our fundamental research. We initiated positions in Target, AOL



2. Source: Standard & Poor's Micropal. The unmanaged Index is market capitalization-weighted and measures the total returns (dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally.
3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Time Warner and AT&T Wireless Services after their share prices declined significantly from their peak levels. In our opinion, Target's strong store presence in discount retailing and aggressive expansion strategy could allow for earnings improvement through scale and efficiency. Given the company's store brand quality and margin improvement opportunities, we believe Target is attractive compared to other discount retailers. AOL Time Warner's recent pullback can be attributed to concerns over the long-term earnings predictability of its AOL division. However, given AOL's sound online subscriber base and Time Warner's strong media asset mix, we believe the company is well situated and fully capable of defending its leading industry position. In the beaten up telecommunications industry, we found AT&T Wireless emerging as a value stock. In addition to having one of the industry's strongest names, it also appears to have strong balance sheets, spectrum positions and management teams. As the telecommunications industry consolidates, we believe AT&T Wireless could survive and thrive over the longer term. Overall, however, we continued to be cautious regarding U.S. equity valuation levels and earnings growth prospects. The Fund is likely to remain underweighted in the U.S. for the foreseeable future.

The Fund's European exposure increased from 39.0% of total net assets on December 31, 2001, to 43.3% on December 31, 2002, continuing its overweighted position relative to our benchmark Index. We sought to take advantage of market volatility to purchase what we believed to be a number of high-quality companies at attractive prices. U.K. retail bank Abbey National is one example. We believe investors overreacted to its wholesale bank division's bad debt exposure problems. However, we view favorably new management plans to concentrate on its personal financing core business and reduce its wholesale banking business. Another example



TOP 10 COUNTRIES
Based on Equity Securities
12/31/02

                   % OF TOTAL
                  NET ASSETS
-----------------------------

U.S.                   20.3%

U.K.                   10.6%

Germany                 9.4%

Japan                   6.6%

France                  6.0%

Netherlands             4.9%

South Korea             4.2%

Spain                   4.1%

Italy                   3.3%

Switzerland             3.0%

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
12/31/02

                                % OF TOTAL
                                NET ASSETS
------------------------------------------
Banks                               7.8%

Pharmaceuticals                     7.7%

Oil & Gas                           7.7%

Insurance                           6.2%

Diversified
Telecommunication Services          6.2%

Electric Utilities                  4.8%

Electronic Equipment &
Instruments                         4.1%

Food Products                       3.3%

Paper & Forest Products             3.3%

Aerospace & Defense                 2.7%



is Deutsche Bank, which was privatized by the German government in November 2000, and whose shares were attractively priced, in our opinion, and paid substantial dividends during the period. On the sell side, we reduced our holdings in health care company Amersham and insurance company Axa due to valuations and their relatively high weightings. We eliminated the Fund's position in U.K. electric utility Innogy Holdings due to its acquisition by German conglomerate RWE.

We increased the Fund's exposure in Asia from 15.0% of total net assets at the beginning of the period to 15.9% at year-end. South Korea was one of the Fund's largest overweighted Asian positions. Some of our South Korean holdings, such as Samsung Electro-Mechanics and Korea Telecom, generated strong relative performance. We view this overweighted South Korean position appropriate given attractive valuations and improving corporate governance. As more South Korean companies restructure to become more investor-friendly, we believe the risk premium attached to their share prices should continue to fall. We initiated positions in China Mobile and PetroChina, two Chinese blue chip companies privatized by the Chinese government and listed in Hong Kong. In our opinion, both were attractively priced relative to their global peers and should have higher growth potential resulting from the fast-growing Chinese economy. Conversely, we remained slightly underweighted in Japan. Although the overall Japanese equity market has been declining for the past 12 years, we still remained cautious toward market valuation and closely monitored Japanese corporate restructurings.

Currency is an important factor for a global portfolio's returns. During the reporting period, the U.S. dollar weakened against other major currencies. The euro and Japanese yen appreciated 18% and 11% against the U.S. dollar. We believe this trend may likely continue because the U.S. dollar appears to be fundamentally overvalued. In our opinion, if the U.S. dollar continues to weaken, the Fund could benefit from stronger foreign currencies because of its overweighted holdings outside the U.S.

We continue the Templeton approach of searching for undervalued securities globally rather than predicting market movements. Our analysts focus on a company's long-term earnings, net asset value and cash flow potential. Our process is based on three tenets: patience, value and bottom-up fundamental research. Although stock markets may be volatile in the near term, we believe in the longer term markets are efficient and undervalued stocks will appreciate to reflect what we consider to be their true values. All our investment decisions are based on this disciplined stock-by-stock analysis, rather than calls on a certain market or sector.

Looking ahead, we believe Templeton Global Opportunities Trust is well positioned on a valuation basis. For example, the Fund had a lower price-to-earnings weighted average (12.7) than its benchmark Index (22.6), a lower price-to-book value weighted average (1.2 versus 2.0), and a higher dividend-yield-weighted average (2.8% versus 2.3%). 2 In our opinion, if investors continue shifting their attentions toward valuation, earnings and earnings quality going forward, the Fund could benefit.

There are, of course, special risks involved with global investing related to market, currency, economic, social, political and other factors. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased



TOP 10 EQUITY HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,                      % OF TOTAL
COUNTRY                               NET ASSETS
------------------------------------------------
Merck KGAA                               2.4%
PHARMACEUTICALS, GERMANY

Carter Holt Harvey Ltd.                  2.3%
PAPER & FOREST PRODUCTS,
NEW ZEALAND

E.ON AG                                  2.0%
ELECTRIC UTILITIES, GERMANY

Eni SpA                                  1.9%
OIL & GAS, ITALY

SBC Communications Inc.                  1.8%
DIVERSIFIED
TELECOMMUNICATION
SERVICES, U.S.

Akzo Nobel NV                            1.8%
CHEMICALS, NETHERLANDS

Abbott Laboratories                      1.7%
PHARMACEUTICALS, U.S.

Swiss Reinsurance Co.                    1.7%
INSURANCE, SWITZERLAND

XL Capital Ltd., A                       1.7%
INSURANCE, BERMUDA

Samsung
Electro-Mechanics Co.                    1.6%
ELECTRONIC EQUIPMENT
& INSTRUMENTS, SOUTH KOREA

A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.



1,789% in the last 15 years, but has suffered 7 quarterly declines of more than 15% during that time. 4 While short-term volatility can be disconcerting, declines of more than 50% are not unusual in emerging markets. The definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same term as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for your participation in Templeton Global Opportunities Trust. We look forward to helping you meet your investment objectives in the years to come.

Sincerely,

\S\SIGNATURE
Guang Yang
Portfolio Manager
Templeton Global Opportunities Trust



4. Source: Standard & Poor's Micropal. Based on quarterly total return changes over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in Mexico.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                            CHANGE      12/31/02     12/31/01
-----------------------------------------------------------------------
Net Asset Value (NAV)             -$2.98        $10.20       $13.18
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                    $0.1125

CLASS B                            CHANGE      12/31/02     12/31/01
-----------------------------------------------------------------------
Net Asset Value (NAV)             -$2.96        $10.15       $13.11
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                    $0.0309

CLASS C                            CHANGE      12/31/02     12/31/01
-----------------------------------------------------------------------
Net Asset Value (NAV)             -$2.91        $10.11       $13.02
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                    $0.0031

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/1/92, Fund shares were offered at a higher initial sales charge. Thus actual total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE



CLASS A                                      1-YEAR     5-YEAR       10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                    -21.79%   -12.85%        85.34%
Average Annual Total Return 2                -26.27%    -3.85%         5.73%
Value of $10,000 Investment 3                 $7,373    $8,216       $17,462


                                                       INCEPTION
CLASS B                                      1-YEAR     3-YEAR        (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return 1                    -22.38%   -32.29%       -14.47%
Average Annual Total Return 2                -25.47%   -12.97%        -4.42%
Value of $10,000 Investment 3                 $7,453    $6,592        $8,344


                                                       INCEPTION
CLASS C                                      1-YEAR     5-YEAR        (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                    -22.33%   -15.90%        26.70%
Average Annual Total Return 2                -23.86%    -3.59%         3.00%
Value of $10,000 Investment 3                 $7,614    $8,328       $12,547

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.




[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CLASS A (1/1/93-12/31/02)
                                 Templeton Global              MSCI AC World
                            Opportunities Trust - Class A       Free Index 4
01/01/93                              $9,422                      $10,000
01/31/93                              $9,658                      $10,035
02/28/93                              $9,912                      $10,271
03/31/93                             $10,254                      $10,861
04/30/93                             $10,535                      $11,355
05/31/93                             $10,727                      $11,621
06/30/93                             $10,649                      $11,546
07/31/93                             $10,973                      $11,785
08/31/93                             $11,823                      $12,343
09/30/93                             $11,797                      $12,136
10/31/93                             $12,515                      $12,495
11/30/93                             $12,051                      $11,845
12/31/93                             $13,014                      $12,486
01/31/94                             $13,734                      $13,314
02/28/94                             $13,275                      $13,121
03/31/94                             $12,449                      $12,532
04/30/94                             $12,606                      $12,873
05/31/94                             $12,694                      $12,949
06/30/94                             $12,244                      $12,885
07/31/94                             $12,860                      $13,170
08/31/94                             $13,359                      $13,639
09/30/94                             $13,300                      $13,318
10/31/94                             $13,290                      $13,659
11/30/94                             $12,684                      $13,067
12/31/94                             $12,492                      $13,112
01/31/95                             $12,155                      $12,846
02/28/95                             $12,481                      $12,984
03/31/95                             $12,545                      $13,578
04/30/95                             $13,045                      $14,073
05/31/95                             $13,545                      $14,227
06/30/95                             $13,896                      $14,230
07/31/95                             $14,482                      $14,919
08/31/95                             $14,099                      $14,592
09/30/95                             $14,471                      $14,993
10/31/95                             $13,811                      $14,743
11/30/95                             $13,918                      $15,207
12/31/95                             $14,087                      $15,665
01/31/96                             $14,804                      $16,013
02/29/96                             $15,031                      $16,080
03/31/96                             $15,202                      $16,328
04/30/96                             $15,750                      $16,726
05/31/96                             $15,966                      $16,743
06/30/96                             $15,829                      $16,835
07/31/96                             $15,054                      $16,207
08/31/96                             $15,590                      $16,406
09/30/96                             $16,058                      $17,012
10/31/96                             $16,297                      $17,080
11/30/96                             $17,244                      $17,994
12/31/96                             $17,495                      $17,733
01/31/97                             $18,225                      $18,031
02/28/97                             $18,502                      $18,276
03/31/97                             $18,404                      $17,910
04/30/97                             $18,747                      $18,485
05/31/97                             $19,860                      $19,589
06/30/97                             $20,581                      $20,592
07/31/97                             $21,560                      $21,523
08/31/97                             $20,618                      $20,012
09/30/97                             $22,171                      $21,078
10/31/97                             $20,398                      $19,824
11/30/97                             $20,141                      $20,127
12/31/97                             $20,038                      $20,391
01/31/98                             $19,541                      $20,840
02/28/98                             $20,574                      $22,265
03/31/98                             $21,571                      $23,216
04/30/98                             $21,811                      $23,434
05/31/98                             $21,065                      $22,989
06/30/98                             $20,945                      $23,403
07/31/98                             $21,198                      $23,410
08/31/98                             $17,812                      $20,130
09/30/98                             $17,665                      $20,531
10/31/98                             $18,785                      $22,405
11/30/98                             $19,785                      $23,765
12/31/98                             $19,917                      $24,868
01/31/99                             $19,780                      $25,375
02/28/99                             $19,263                      $24,738
03/31/99                             $20,558                      $25,851
04/30/99                             $21,992                      $26,968
05/31/99                             $21,050                      $26,016
06/30/99                             $21,992                      $27,312
07/31/99                             $21,739                      $27,200
08/31/99                             $21,500                      $27,167
09/30/99                             $21,134                      $26,874
10/31/99                             $21,753                      $28,234
11/30/99                             $23,075                      $29,112
12/31/99                             $25,328                      $31,537
01/31/00                             $24,026                      $29,837
02/29/00                             $24,677                      $29,938
03/31/00                             $25,648                      $31,905
04/30/00                             $24,481                      $30,473
05/31/00                             $24,865                      $29,680
06/30/00                             $26,111                      $30,686
07/31/00                             $25,840                      $29,784
08/31/00                             $26,399                      $30,711
09/30/00                             $25,137                      $29,025
10/31/00                             $24,561                      $28,456
11/30/00                             $24,002                      $26,691
12/31/00                             $24,529                      $27,137
01/31/01                             $24,780                      $27,824
02/28/01                             $24,026                      $25,484
03/31/01                             $22,498                      $23,769
04/30/01                             $23,661                      $25,499
05/31/01                             $23,577                      $25,216
06/30/01                             $23,240                      $24,444
07/31/01                             $22,937                      $24,058
08/31/01                             $22,515                      $22,952
09/30/01                             $20,577                      $20,856
10/31/01                             $20,998                      $21,298
11/30/01                             $22,178                      $22,608
12/31/01                             $22,328                      $22,821
01/31/02                             $21,583                      $22,195
02/28/02                             $21,379                      $22,033
03/31/02                             $22,497                      $23,029
04/30/02                             $21,937                      $22,299
05/31/02                             $22,310                      $22,330
06/30/02                             $20,783                      $20,968
07/31/02                             $19,120                      $19,209
08/31/02                             $18,985                      $19,259
09/30/02                             $16,406                      $17,146
10/31/02                             $17,322                      $18,408
11/30/02                             $18,476                      $19,415
12/31/02                             $17,462                      $18,489

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS B
                          Templeton Global                   MSCI AC World
                    Opportunities Trust - Class B            Free Index 4
01/01/99                       $10,000                         $10,000
01/31/99                        $9,925                         $10,204
02/28/99                        $9,658                          $9,948
03/31/99                       $10,301                         $10,396
04/30/99                       $11,014                         $10,845
05/31/99                       $10,534                         $10,462
06/30/99                       $11,000                         $10,983
07/31/99                       $10,866                         $10,938
08/31/99                       $10,746                         $10,925
09/30/99                       $10,548                         $10,807
10/31/99                       $10,852                         $11,353
11/30/99                       $11,509                         $11,707
12/31/99                       $12,631                         $12,682
01/31/00                       $11,979                         $11,998
02/29/00                       $12,327                         $12,039
03/31/00                       $12,812                         $12,830
04/30/00                       $12,220                         $12,254
05/31/00                       $12,412                         $11,935
06/30/00                       $13,020                         $12,340
07/31/00                       $12,884                         $11,977
08/31/00                       $13,149                         $12,350
09/30/00                       $12,516                         $11,672
10/31/00                       $12,220                         $11,443
11/30/00                       $11,939                         $10,733
12/31/00                       $12,190                         $10,913
01/31/01                       $12,307                         $11,189
02/28/01                       $11,923                         $10,248
03/31/01                       $11,161                          $9,558
04/30/01                       $11,733                         $10,254
05/31/01                       $11,682                         $10,140
06/30/01                       $11,506                          $9,830
07/31/01                       $11,354                          $9,674
08/31/01                       $11,136                          $9,229
09/30/01                       $10,178                          $8,387
10/31/01                       $10,371                          $8,565
11/30/01                       $10,943                          $9,091
12/31/01                       $11,018                          $9,177
01/31/02                       $10,640                          $8,925
02/28/02                       $10,539                          $8,860
03/31/02                       $11,076                          $9,261
04/30/02                       $10,790                          $8,967
05/31/02                       $10,967                          $8,980
06/30/02                       $10,218                          $8,432
07/31/02                        $9,393                          $7,724
08/31/02                        $9,317                          $7,745
09/30/02                        $8,046                          $6,895
10/31/02                        $8,492                          $7,402
11/30/02                        $9,048                          $7,807
12/31/02                        $8,344                          $7,435

Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS C
                               Templeton Global             MSCI AC World Free
                       Opportunities Trust - Class C             Index 4
05/01/95                           $9,903                         $10,000
05/31/95                          $10,275                         $10,110
06/30/95                          $10,533                         $10,112
07/31/95                          $10,969                         $10,601
08/31/95                          $10,679                         $10,369
09/30/95                          $10,953                         $10,654
10/31/95                          $10,452                         $10,476
11/30/95                          $10,517                         $10,807
12/31/95                          $10,639                         $11,132
01/31/96                          $11,174                         $11,379
02/29/96                          $11,346                         $11,427
03/31/96                          $11,467                         $11,603
04/30/96                          $11,864                         $11,886
05/31/96                          $12,020                         $11,898
06/30/96                          $11,916                         $11,963
07/31/96                          $11,329                         $11,517
08/31/96                          $11,718                         $11,659
09/30/96                          $12,063                         $12,089
10/31/96                          $12,236                         $12,137
11/30/96                          $12,945                         $12,786
12/31/96                          $13,116                         $12,601
01/31/97                          $13,658                         $12,813
02/28/97                          $13,858                         $12,987
03/31/97                          $13,775                         $12,727
04/30/97                          $14,024                         $13,136
05/31/97                          $14,855                         $13,920
06/30/97                          $15,390                         $14,633
07/31/97                          $16,110                         $15,294
08/31/97                          $15,390                         $14,220
09/30/97                          $16,544                         $14,978
10/31/97                          $15,215                         $14,087
11/30/97                          $15,012                         $14,303
12/31/97                          $14,919                         $14,490
01/31/98                          $14,535                         $14,809
02/28/98                          $15,302                         $15,822
03/31/98                          $16,032                         $16,497
04/30/98                          $16,202                         $16,652
05/31/98                          $15,641                         $16,336
06/30/98                          $15,540                         $16,630
07/31/98                          $15,721                         $16,635
08/31/98                          $13,194                         $14,305
09/30/98                          $13,084                         $14,589
10/31/98                          $13,906                         $15,921
11/30/98                          $14,638                         $16,888
12/31/98                          $14,725                         $17,671
01/31/99                          $14,614                         $18,032
02/28/99                          $14,218                         $17,579
03/31/99                          $15,173                         $18,370
04/30/99                          $16,222                         $19,164
05/31/99                          $15,519                         $18,487
06/30/99                          $16,201                         $19,408
07/31/99                          $16,002                         $19,328
08/31/99                          $15,824                         $19,305
09/30/99                          $15,540                         $19,097
10/31/99                          $15,981                         $20,063
11/30/99                          $16,946                         $20,687
12/31/99                          $18,595                         $22,410
01/31/00                          $17,631                         $21,202
02/29/00                          $18,091                         $21,274
03/31/00                          $18,797                         $22,672
04/30/00                          $17,932                         $21,654
05/31/00                          $18,217                         $21,091
06/30/00                          $19,106                         $21,806
07/31/00                          $18,892                         $21,165
08/31/00                          $19,295                         $21,823
09/30/00                          $18,359                         $20,625
10/31/00                          $17,920                         $20,221
11/30/00                          $17,517                         $18,967
12/31/00                          $17,884                         $19,284
01/31/01                          $18,045                         $19,772
02/28/01                          $17,488                         $18,109
03/31/01                          $16,364                         $16,890
04/30/01                          $17,208                         $18,120
05/31/01                          $17,133                         $17,919
06/30/01                          $16,885                         $17,370
07/31/01                          $16,650                         $17,096
08/31/01                          $16,339                         $16,310
09/30/01                          $14,925                         $14,820
10/31/01                          $15,210                         $15,135
11/30/01                          $16,054                         $16,065
12/31/01                          $16,153                         $16,216
01/31/02                          $15,607                         $15,772
02/28/02                          $15,459                         $15,657
03/31/02                          $16,253                         $16,365
04/30/02                          $15,831                         $15,846
05/31/02                          $16,091                         $15,868
06/30/02                          $14,987                         $14,900
07/31/02                          $13,784                         $13,650
08/31/02                          $13,672                         $13,686
09/30/02                          $11,799                         $12,184
10/31/02                          $12,456                         $13,081
11/30/02                          $13,275                         $13,796
12/31/02                          $12,547                         $13,138

AVERAGE ANNUAL TOTAL RETURN

CLASS C               12/31/02
------------------------------
1-Year                 -23.86%

5-Year                  -3.59%

Since Inception (5/1/95) 3.00%



4. Source: Standard & Poor's Micropal. The MSCI AC World Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets globally.

Past performance does not guarantee future results.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights

                                                                                  CLASS A
                                                           ---------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                               2002      2001       2000      1999       1998
                                                           ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $13.18    $14.63     $17.12    $14.63     $15.32
                                                           ---------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .11       .18        .12       .25        .39
 Net realized and unrealized gains (losses) .............     (2.98)    (1.49)      (.63)     3.53       (.48)
                                                           ---------------------------------------------------
Total from investment operations ........................     (2.87)    (1.31)      (.51)     3.78       (.09)
                                                           ---------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.11)     (.09)      (.14)     (.34)      (.32)
 Net realized gains .....................................        --      (.05)     (1.84)     (.95)      (.28)
                                                           ---------------------------------------------------
Total distributions .....................................      (.11)     (.14)     (1.98)    (1.29)      (.60)
                                                           ---------------------------------------------------
Net asset value, end of year ............................    $10.20    $13.18     $14.63    $17.12     $14.63
                                                           ===================================================
Total return* ...........................................  (21.79)%   (8.97)%    (3.16)%    27.17%     (.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $304,913   437,829   $548,290  $682,277   $656,108
Ratios to average net assets:
 Expenses ...............................................     1.46%     1.41%      1.43%     1.42%      1.41%
 Net investment income ..................................      .94%      .64%       .78%     1.61%      2.38%
Portfolio turnover rate .................................    26.78%    15.18%     68.21%    48.46%      3.09%


*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (CONTINUED)

                                                                                        CLASS B
                                                                       ---------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                          2002       2001      2000    1999 +
                                                                       ---------------------------------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $13.11     $14.58    $17.04    $14.63
                                                                       ---------------------------------------
Income from investment operations:
 Net investment income (loss) .....................................        .02       (.02)       --**     .08
 Net realized and unrealized gains (losses) .......................      (2.95)     (1.38)     (.55)     3.58
                                                                       ---------------------------------------
Total from investment operations ..................................      (2.93)     (1.40)     (.55)     3.66
                                                                       ---------------------------------------
Less distributions from:
 Net investment income ............................................       (.03)      (.02)     (.07)     (.30)
 Net realized gains ...............................................         --       (.05)    (1.84)     (.95)
                                                                       ---------------------------------------
Total distributions ...............................................       (.03)      (.07)    (1.91)    (1.25)
                                                                       ---------------------------------------
Net asset value, end of year ......................................     $10.15     $13.11    $14.58    $17.04
                                                                       =======================================
Total return* .....................................................   (22.38)%    (9.62)%   (3.49)%    26.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................       $903       $986      $546      $346
Ratios to average net assets:
 Expenses .........................................................      2.20%      2.15%     2.17%     2.20%
 Net investment income (loss) .....................................       .20%     (.15)%    (.02)%      .52%
Portfolio turnover rate ...........................................     26.78%     15.18%    68.21%    48.46%



*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
**Actual net investment income per share was ($.004).
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Highlights (CONTINUED)


                                                                                 CLASS C
                                                           ---------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                               2002       2001       2000      1999      1998
                                                           ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................  $13.02     $14.46     $16.96    $14.50    $15.17
                                                           ---------------------------------------------------
Income from investment operations:
 Net investment income (loss) .............................     .02       (.01)       .01       .13       .24
 Net realized and unrealized gains (losses) ...............   (2.93)     (1.38)      (.62)     3.50      (.43)
                                                           ---------------------------------------------------
Total from investment operations ..........................   (2.91)     (1.39)      (.61)     3.63      (.19)
                                                           ---------------------------------------------------
Less distributions from:
 Net investment income ....................................      --**       --       (.05)     (.22)     (.20)
 Net realized gains .......................................      --       (.05)     (1.84)     (.95)     (.28)
                                                           ---------------------------------------------------
Total distributions                                                       (.05)     (1.89)    (1.17)     (.48)
                                                           ---------------------------------------------------
Net asset value, end of year ..............................  $10.11     $13.02     $14.46    $16.96    $14.50
                                                           ===================================================
Total return* .............................................(22.33)%    (9.68)%    (3.83)%    26.28%   (1.29)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................... $14,117    $20,097    $25,067   $32,410   $33,423
Ratios to average net assets:
 Expenses .................................................   2.21%      2.15%      2.18%     2.16%     2.16%
 Net investment income (loss) .............................    .19%     (.11)%       .05%      .87%     1.62%
Portfolio turnover rate ...................................  26.78%     15.18%     68.21%    48.46%     3.09%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
**Actual net investment income per share was ($.0031).
+Based on average weighted shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002

                                                                 COUNTRY            SHARES          VALUE
------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 91.4%
  AEROSPACE & DEFENSE 2.7%
  BAE Systems PLC ..........................................  United Kingdom       1,872,337   $   3,737,681
  Raytheon Co. .............................................   United States         160,920       4,948,290
                                                                                               -------------
                                                                                                   8,685,971
                                                                                               -------------
  AIR FREIGHT & COURIERS 1.2%
  Deutsche Post AG .........................................      Germany            352,600       3,703,867
                                                                                               -------------
  AIRLINES .6%
 *British Airways PLC ......................................  United Kingdom         871,100       1,893,208
                                                                                               -------------
  AUTO COMPONENTS 1.2%
  Valeo SA .................................................      France             123,600       3,878,186
                                                                                               -------------
  AUTOMOBILES 1.5%
  Volkswagen AG ............................................      Germany            132,010       4,779,307
                                                                                               -------------
  BANKS 7.8%
  Abbey National PLC .......................................  United Kingdom         439,100       3,661,759
  Australia & New Zealand Banking Group Ltd. ...............     Australia           305,760       2,987,215
  Banco Popular Espanol SA .................................       Spain              46,706       1,910,038
  DBS Group Holdings Ltd. ..................................     Singapore           662,000       4,198,328
  Deutsche Bank AG .........................................      Germany             73,910       3,404,918
  HSBC Holdings PLC ........................................     Hong Kong           156,800       1,714,106
  Nordea AB ................................................      Sweden             400,900       1,766,789
  San Paolo-IMI SpA ........................................       Italy             430,240       2,799,249
 *UBS AG ...................................................    Switzerland           49,200       2,391,148
                                                                                               -------------
                                                                                                  24,833,550
                                                                                               -------------

  BIOTECHNOLOGY .9%
 *CK Life Sciences International (Holdings) Inc. ...........     Hong Kong            19,800           3,555
 *Invitrogen Corp. .........................................   United States          94,400       2,953,776
                                                                                               -------------
                                                                                                   2,957,331
                                                                                               -------------
  CHEMICALS 2.7%
  Akzo Nobel NV ............................................    Netherlands          183,620       5,825,016
  Bayer AG, Br. ............................................      Germany            116,900       2,453,486
  Monsanto Co. .............................................   United States          14,072         270,886
                                                                                               -------------
                                                                                                   8,549,388
                                                                                               -------------

  COMMERCIAL SERVICES & SUPPLIES .8%
  Chubb PLC ................................................  United Kingdom       1,755,000       2,479,252
                                                                                               -------------

  COMMUNICATIONS EQUIPMENT .2%
 *Nortel Networks Corp. ....................................      Canada             443,900         708,082
                                                                                               -------------

  COMPUTERS & PERIPHERALS .9%
 *EMC Corp. ................................................   United States         347,580       2,134,141
  NEC Corp. ................................................       Japan             175,000         654,757
                                                                                               -------------
                                                                                                   2,788,898

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                  COUNTRY            SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  CONSTRUCTION MATERIALS .8%
  Hanson PLC ................................................ United Kingdom         603,681   $   2,682,336
                                                                                               -------------

  DIVERSIFIED FINANCIALS 2.4%
  ING Groep NV ..............................................   Netherlands          238,440       4,038,515
  Nomura Holdings Inc. ......................................      Japan             324,000       3,642,167
                                                                                               -------------
                                                                                                   7,680,682
                                                                                               -------------
  DIVERSIFIED TELECOMMUNICATION SERVICES 6.2%
  Cable & Wireless PLC ...................................... United Kingdom         705,230         508,066
  KT Corp., ADR .............................................   South Korea          165,185       3,559,737
  SBC Communications Inc. ...................................  United States         217,490       5,896,154
  Telecom Italia SpA ........................................      Italy             387,473       1,955,805
 *Telefonica SA .............................................      Spain             240,270       2,150,738
 *Telefonica SA, ADR ........................................      Spain              24,206         643,153
  Telefonos de Mexico SA de CV (Telmex), L, ADR .............     Mexico             155,520       4,973,530
                                                                                               -------------
                                                                                                  19,687,183
                                                                                               -------------
  ELECTRIC UTILITIES 4.8%
  E.ON AG ...................................................     Germany            158,210       6,375,352
  Iberdrola SA, Br. .........................................      Spain             287,036       4,021,209
  Korea Electric Power Corp. ................................   South Korea          106,000       1,631,044
  Korea Electric Power Corp., ADR ...........................   South Korea          379,770       3,228,045
                                                                                               -------------
                                                                                                  15,255,650
                                                                                               -------------
  ELECTRICAL EQUIPMENT .7%
 *Alstom SA .................................................     France             440,300       2,194,731
                                                                                               -------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS 4.1%
 *Celestica Inc. ............................................     Canada             168,085       2,346,040
  Hitachi Ltd. ..............................................      Japan             938,000       3,596,444
 *Jabil Circuit Inc. ........................................  United States          51,915         930,317
  Samsung Electro-Mechanics Co. .............................   South Korea          139,865       5,129,739
 *Solectron Corp. ...........................................  United States         319,900       1,135,645
                                                                                               -------------
                                                                                                  13,138,185
                                                                                               -------------
  FOOD & DRUG RETAILING 1.0%
 *Kroger Co. ................................................  United States         197,800       3,056,010
                                                                                               -------------
  FOOD PRODUCTS 3.3%
  Kraft Foods Inc., A .......................................  United States         103,000       4,009,790
 *Nestle SA .................................................   Switzerland            8,740       1,852,043
  Unilever PLC .............................................. United Kingdom         504,367       4,798,778
                                                                                               -------------
                                                                                                  10,660,611
                                                                                               -------------
  HEALTH CARE EQUIPMENT & SUPPLIES .8%
  Amersham PLC .............................................. United Kingdom         199,670       1,772,539
  Fisher & Paykel Healthcare Corp. Ltd. .....................   New Zealand          172,170         851,007
                                                                                               -------------
                                                                                                   2,623,546
                                                                                               -------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                 COUNTRY            SHARES         VALUE
------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 HEALTH CARE PROVIDERS & SERVICES 2.0%
 CIGNA Corp. .............................................    United States          22,700   $     933,424
 Gehe AG .................................................       Germany             49,300       1,909,028
 Mayne Group Ltd. ........................................      Australia         1,877,830       3,447,151
                                                                                              -------------
                                                                                                  6,289,603
                                                                                              -------------
 HOUSEHOLD DURABLES 2.3%
 Koninklijke Philips Electronics NV ......................     Netherlands          230,303       4,036,036
 Sony Corp. ..............................................        Japan              82,800       3,460,757
                                                                                              -------------
                                                                                                  7,496,793
                                                                                              -------------
 INDUSTRIAL CONGLOMERATES 1.3%
 Hutchinson Whampoa Ltd., ADR ............................      Hong Kong            52,100       1,604,680
 Smiths Group PLC ........................................   United Kingdom         219,270       2,455,121
                                                                                              -------------
                                                                                                  4,059,801
                                                                                              -------------
 INSURANCE 6.2%
 Ace Ltd. ................................................       Bermuda             94,225       2,764,561
 American International Group Inc. .......................    United States          31,152       1,802,143
 AON Corp. ...............................................    United States         152,920       2,888,659
 AXA SA ..................................................       France              96,300       1,292,516
 Sompo Japan Insurance Inc. ..............................        Japan              44,000         256,948
 Swiss Reinsurance Co. ...................................     Switzerland           82,260       5,395,951
 XL Capital Ltd., A ......................................       Bermuda             69,790       5,391,278
                                                                                              -------------
                                                                                                 19,792,056
                                                                                              -------------
 INTERNET SOFTWARE & SERVICES 1.5%
*VeriSign Inc. ...........................................    United States         613,920       4,923,638
                                                                                              -------------
 IT CONSULTING & SERVICES .7%
 Electronic Data Systems Corp. ...........................    United States          61,000       1,124,230
*Gartner Inc., B .........................................    United States         117,250       1,108,012
                                                                                              -------------
                                                                                                  2,232,242
                                                                                              -------------
 MACHINERY 2.3%
*Atlas Copco AB, A .......................................       Sweden              89,400       1,744,230
 Komatsu Ltd. ............................................        Japan             526,000       1,715,362
 Kurita Water Industries Ltd. ............................        Japan             386,000       3,886,998
                                                                                              -------------
                                                                                                  7,346,590
                                                                                              -------------
 MEDIA 1.2%
*AOL Time Warner Inc. ....................................    United States         218,300       2,859,730
 Gannett Co. Inc. ........................................    United States          12,700         911,860
                                                                                              -------------
                                                                                                  3,771,590
                                                                                              -------------
 MULTI-UTILITIES 1.3%
 Suez SA .................................................       France             235,860       4,093,821
                                                                                              -------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                  COUNTRY            SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  MULTILINE RETAIL 1.0%
  Marks & Spencer Group PLC ...............................   United Kingdom         329,457   $   1,670,728
  Target Corp. ............................................    United States          54,900       1,647,000
                                                                                               -------------
                                                                                                   3,317,728
                                                                                               -------------
  OIL & GAS 7.7%
  Eni SpA .................................................        Italy             372,751       5,926,120
 *Fortum OYJ ..............................................       Finland            394,825       2,589,546
  PetroChina Co. Ltd., H ..................................        China          11,338,000       2,253,541
  Repsol YPF SA ...........................................        Spain             333,120       4,404,638
  Royal Dutch Petroleum Co. ...............................     Netherlands           41,000       1,804,907
  Shell Transport & Trading Co. PLC .......................   United Kingdom         585,644       3,856,147
  Total Fina Elf SA, B ....................................       France              26,977       3,852,927
                                                                                               -------------
                                                                                                  24,687,826
                                                                                               -------------
  PAPER & FOREST PRODUCTS 3.3%
  Boise Cascade Corp. .....................................    United States         127,100       3,205,462
  Carter Holt Harvey Ltd. .................................     New Zealand        7,926,100       7,255,068
                                                                                               -------------
                                                                                                  10,460,530
                                                                                               -------------
  PHARMACEUTICALS 7.7%
  Abbott Laboratories .....................................    United States         137,640       5,505,600
  Aventis SA ..............................................       France              68,510       3,724,112
  Bristol-Myers Squibb Co. ................................    United States          55,900       1,294,085
  Merck KGAA ..............................................       Germany            286,410       7,546,992
  Pharmacia Corp. .........................................    United States          82,489       3,448,040
 *Shire Pharmaceuticals Group PLC .........................   United Kingdom         511,978       3,276,310
                                                                                               -------------
                                                                                                  24,795,139
                                                                                               -------------
  REAL ESTATE 1.5%
  Cheung Kong Holdings Ltd. ...............................      Hong Kong           745,000       4,848,301
                                                                                               -------------
  ROAD & RAIL 2.7%
  Canadian National Railway Co. ...........................       Canada              87,630       3,620,465
  East Japan Railway Co. ..................................        Japan                 447       2,218,614
  Nippon Express Co. Ltd. .................................        Japan             436,000       1,708,435
  Stagecoach Group PLC ....................................   United Kingdom       2,280,000       1,082,813
                                                                                               -------------
                                                                                                   8,630,327
                                                                                               -------------
  SEMICONDUCTOR EQUIPMENT & PRODUCTS .6%
 *Agere Systems Inc., A ...................................    United States       1,383,100       1,991,664
                                                                                               -------------
  SOFTWARE 1.3%
 *BMC Software Inc. .......................................    United States          32,100         549,231
 *Cadence Design Systems Inc. .............................    United States         133,000       1,568,070
 *Check Point Software Technologies Ltd. ..................       Israel             166,500       2,159,505
                                                                                               -------------
                                                                                                   4,276,806
                                                                                               -------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                        COUNTRY            SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 SPECIALTY RETAIL .5%
*Toys R Us Inc. ..................................................................... United States        166,700   $   1,667,000
                                                                                                                     -------------
 TRANSPORTATION INFRASTRUCTURE .5%
 Grupo Aeroportuario del Sureste SA de CV, ADR ......................................     Mexico           133,400       1,567,450
                                                                                                                     -------------
 WIRELESS TELECOMMUNICATION SERVICES 1.2%
*AT&T Wireless Services Inc. ........................................................ United States        374,100       2,113,665
*China Mobile (Hong Kong) Ltd. ......................................................     China            712,000       1,693,640
                                                                                                                     -------------
                                                                                                                         3,807,305
                                                                                                                     -------------
 TOTAL COMMON STOCKS (COST $354,729,307) ............................................                                  292,292,184
                                                                                                                     -------------


                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                         ------
aREPURCHASE AGREEMENTS 9.7%
 Dresdner Bank AG, 1.00%, 1/02/03 (Maturity Value $15,366,854) Collateralized by U.S.
  Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities ............ United States  $  15,366,000      15,366,000
 Paribas Corp., 1.23%, 1/02/03 (Maturity Value $15,801,080) Collateralized by U.S.
  Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities ............ United States     15,800,000      15,800,000
                                                                                                                     -------------
 TOTAL REPURCHASE AGREEMENTS (COST $31,166,000) .....................................                                   31,166,000
                                                                                                                     -------------
 TOTAL INVESTMENTS (COST $385,895,307) 101.1% .......................................                                  323,458,184
 OTHER ASSETS, LESS LIABILITIES (1.1)% ..............................................                                  (3,525,551)
                                                                                                                     -------------
 TOTAL NET ASSETS 100.0% ............................................................                                 $319,932,633
                                                                                                                     =============




a See Note 1b regarding repurchase agreements.
* Non-income producing.

                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

Assets:
 Investments in securities:
  Cost .................................................................          $ 385,895,307
                                                                                  =============
  Value ................................................................            323,458,184
 Cash ..................................................................                    597
 Receivables:
  Investment securities sold ...........................................              1,619,546
  Capital shares sold ..................................................                381,717
  Dividends and interest ...............................................                649,021
                                                                                  -------------
      Total assets .....................................................            326,109,065
                                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased ......................................              4,854,142
  Capital shares redeemed ..............................................                755,400
  Affiliates ...........................................................                497,420
 Accrued expenses ......................................................                 69,470
                                                                                  -------------
      Total liabilities ................................................              6,176,432
                                                                                  -------------
Net assets, at value ...................................................          $ 319,932,633
                                                                                  =============
 Net assets consist of:
  Undistributed net investment income ..................................          $     753,981
  Net unrealized depreciation ..........................................            (62,386,183)
  Accumulated net realized loss ........................................             (9,494,199)
  Capital shares .......................................................            391,059,034
                                                                                  -------------
Net assets, at value ...................................................          $ 319,932,633
                                                                                  =============
CLASS A:
Net asset value per share ($304,912,760 / 29,882,307 shares outstanding)                 $10.20
                                                                                  =============
Maximum offering price per share ($10.20 / 94.25%) .....................                 $10.82
                                                                                  =============
CLASS B:
Net asset value and maximum offering price per share ($903,048 /
 88,960 shares outstanding)* ...........................................                 $10.15
                                                                                  =============
CLASS C:
Net asset value per share ($14,116,825 / 1,396,433 shares outstanding)*                  $10.11
                                                                                  =============
Maximum offering price per share ($10.11 / 99.00%) .....................                 $10.21
                                                                                  =============


*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


Investment Income:
 (net of foreign taxes of $740,548)
 Dividends ..............................................................          $   9,042,736
 Interest ...............................................................                348,408
                                                                                   --------------
      Total investment income ...........................................              9,391,144
                                                                                   --------------
Expenses:
 Management fees (Note 3) ...............................................              3,135,329
 Administrative fees (Note 3) ...........................................                559,095
 Distribution fees (Note 3)
  Class A ...............................................................                934,451
  Class B ...............................................................                  9,749
  Class C ...............................................................                171,776
 Transfer agent fees (Note 3) ...........................................                710,800
 Custodian fees .........................................................                 82,935
 Reports to shareholders ................................................                 52,600
 Registration and filing fees ...........................................                 39,400
 Professional fees ......................................................                 26,700
 Trustees' fees and expenses ............................................                112,800
 Other ..................................................................                  7,400
                                                                                   --------------
      Total expenses ....................................................              5,843,035
                                                                                   --------------
           Net investment income ........................................              3,548,109
                                                                                   --------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ...........................................................              1,846,594
  Foreign currency transactions .........................................                 17,727
                                                                                   --------------
     Net realized gain ..................................................              1,864,321
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................           (100,490,246)
  Translation of assets and liabilities denominated in foreign currencies                 68,423
                                                                                   --------------
      Net unrealized depreciation .......................................           (100,421,823)
                                                                                   --------------
Net realized and unrealized loss ........................................            (98,557,502)
                                                                                   --------------
Net decrease in net assets resulting from operations ....................          $ (95,009,393)
                                                                                   ==============


                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                            2002                  2001
                                                                                    --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................          $   3,548,109           $   3,083,546
  Net realized gain (loss) from investments and foreign
   currency transactions .................................................              1,864,321             (10,021,089)
  Net unrealized depreciation on investments and translation of assets and
   liabilities denominated in foreign currencies .........................           (100,421,823)            (44,118,995)
                                                                                    --------------------------------------
      Net decrease in net assets resulting from operations ...............            (95,009,393)            (51,056,538)
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................................             (3,442,449)             (3,064,079)
   Class B ...............................................................                 (2,547)                   (954)
   Class C ...............................................................                 (4,402)                   --
  Net realized losses:
   Class A ...............................................................                   --                (1,993,982)
   Class B ...............................................................                   --                    (2,593)
   Class C ...............................................................                   --                   (96,695)
                                                                                    --------------------------------------
 Total distributions to shareholders .....................................             (3,449,398)             (5,158,303)
 Capital share transactions (Note 2):
  Class A ................................................................            (39,107,400)            (56,824,165)
  Class B ................................................................                171,453                 508,389
  Class C ................................................................             (1,597,828)             (2,461,088)
                                                                                    --------------------------------------
 Total capital share transactions ........................................            (40,533,775)            (58,776,864)
 Redemption fees (Note 1h) ...............................................                 13,549                    --
   Net decrease in net assets ............................................           (138,979,017)           (114,991,705)
Net assets:
 Beginning of year .......................................................            458,911,650             573,903,355
                                                                                    --------------------------------------
 End of year .............................................................          $ 319,932,633           $ 458,911,650
                                                                                    ======================================
Undistributed net investment income included in net assets:
 End of year .............................................................          $     753,981           $     637,543
                                                                                    ======================================


                       See notes to financial statements.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Opportunities Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of companies located anywhere in the world, including developing or emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements held by the Fund had been entered into on that date.

C. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade, and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------
                                                               2002                         2001
                                                 -------------------------------------------------------------------
                                                        SHARES      AMOUNT         SHARES        AMOUNT
                                                 -------------------------------------------------------------------
CLASS A SHARES:
Shares sold ....................................  6,038,248    $  68,552,713         20,510,598       $ 285,085,326
Shares issued on reinvestment
 of distributions ..............................    261,464        2,796,352            305,380           4,220,952
Shares redeemed ................................ (9,637,152)    (110,456,465)       (25,083,872)       (346,130,443)
                                                 -------------------------------------------------------------------
Net decrease ................................... (3,337,440)   $ (39,107,400)        (4,267,894)      $ (56,824,165)
                                                 -------------------------------------------------------------------

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                         YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------
                                                               2002                              2001
                                                 -------------------------------------------------------------------
                                                      SHARES        AMOUNT             SHARES             AMOUNT
                                                 -------------------------------------------------------------------
CLASS B SHARES:
Shares sold .....................................     37,061      $   434,117             50,937        $    686,067
Shares issued on reinvestment
 of distributions ...............................        185            2,193                216               3,057
Shares redeemed .................................   (23,542)        (264,857)           (13,374)           (180,735)
                                                 -------------------------------------------------------------------
Net increase ....................................     13,704      $   171,453             37,779        $    508,389
                                                 -------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------
                                                               2002                         2001
                                                 -------------------------------------------------------------------
                                                     SHARES          AMOUNT             SHARES             AMOUNT
                                                 -------------------------------------------------------------------
CLASS C SHARES:
Shares sold .....................................    160,958      $ 1,908,344          1,648,568       $  22,792,689
Shares issued on reinvestment
 of distributions ...............................        399            4,043              5,970              84,051
Shares redeemed .................................  (308,098)      (3,510,215)        (1,844,511)        (25,337,828)
                                                 -------------------------------------------------------------------
Net decrease ....................................  (146,741)     $(1,597,828)          (189,973)       $ (2,461,088)
                                                 -------------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 0.80% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
        FEE RATE           AVERAGE DAILY NET ASSETS
       -----------------------------------------------------------------------
        0.150%             First $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At December 31, 2002, Distributors advised the Fund that unreimbursed costs were $3,079,587. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $39,202 and $3,961, respectively.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At December 31, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments ...........................  $386,714,266
                                                                  ------------
                 Unrealized appreciation .......................    33,019,914
                 Unrealized depreciation .......................   (96,275,996)
                                                                  ------------
                 Net unrealized depreciation ...................  $(63,256,082)
                                                                  ============

                 Distributable earnings - ordinary income ......  $    754,504
                                                                  ============

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

                                                             2002       2001
                                                         -----------------------
            Distributions paid from ordinary income      $3,449,398   $5,158,303
                                                         =======================

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                   2009 ....................................    $7,090,934
                   2010 ....................................     1,584,306
                                                              ------------
                                                                $8,675,240
                                                              ============


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $99,508,079 and $161,534,741, respectively.

TEMPLETON GLOBAL OPPORTUNITIES TRUST
INDEPENDENT AUDITORS' REPORT
To the Board of Trustees and Shareholders of Templeton Global Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Opportunities Trust (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2003

TEMPLETON GLOBAL OPPORTUNITIES TRUST
Tax Designation

Under Section 854 (b)(2) of the Internal Revenue Code, the Fund hereby designates 39.86% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

At December 31, 2002, more than 50% of the Templeton Global Opportunities Trust's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B and Class C shareholders of record on December 12, 2002.


                            CLASS A                                 CLASS B                               CLASS C
               ------------------------------------------------------------------------------------------------------------------
               FOREIGN TAX PAID    FOREIGN SOURCE    FOREIGN TAX PAID    FOREIGN SOURCE     FOREIGN TAX PAID     FOREIGN SOURCE
COUNTRY            PER SHARE      INCOME PER SHARE       PER SHARE      INCOME PER SHARE        PER SHARE       INCOME PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
Australia         $0.0001             $0.0037            $0.0001            $0.0015             $0.0001             $0.0013
Bermuda            0.0000              0.0028             0.0000             0.0012              0.0000              0.0010
Brazil             0.0007              0.0020             0.0007             0.0008              0.0007              0.0007
Canada             0.0004              0.0012             0.0004             0.0005              0.0004              0.0004
China              0.0000              0.0019             0.0000             0.0008              0.0000              0.0007
France             0.0015              0.0047             0.0015             0.0020              0.0015              0.0017
Germany            0.0038              0.0111             0.0038             0.0046              0.0038              0.0039
Hong Kong          0.0000              0.0085             0.0000             0.0035              0.0000              0.0030
Italy              0.0036              0.0111             0.0036             0.0046              0.0036              0.0039
Japan              0.0014              0.0041             0.0014             0.0017              0.0014              0.0014
Mexico             0.0000              0.0115             0.0000             0.0047              0.0000              0.0041
Netherlands        0.0022              0.0064             0.0022             0.0026              0.0022              0.0023
New Zealand        0.0011              0.0033             0.0011             0.0014              0.0011              0.0012
Singapore          0.0008              0.0015             0.0008             0.0006              0.0008              0.0006
South Korea        0.0010              0.0027             0.0010             0.0011              0.0010              0.0010
Spain              0.0020              0.0059             0.0020             0.0024              0.0020              0.0021
Switzerland        0.0006              0.0022             0.0006             0.0009              0.0006              0.0008
United Kingdom     0.0042              0.0307             0.0042             0.0126              0.0042              0.0107
               ------------------------------------------------------------------------------------------------------------------
TOTAL             $0.0234             $0.1153            $0.0234            $0.0475             $0.0234             $0.0408
               ------------------------------------------------------------------------------------------------------------------


In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS



The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                 NUMBER OF
                                                      PORTFOLIOS IN FUND
                                          LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION    TIME SERVED   BY BOARD MEMBER*  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)        Trustee     Since 1992           133        Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various and FORMERLY,(bank holding company) (until 2002); companies; Director, RBCand President, Chief Executive
Holdings, Inc. Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (58)       Trustee     Since 1989            17        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Vice Chairman,Director and President, Provo Power Ltd.; CaribbeanCompany Ltd.; Utilities Co.
Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman director of various other business and until 2002); and
nonprofit organizations.
----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)     Trustee     Since 1992           134        None
500 East Broward Blvd. Suite
2100 Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (79)    Trustee     Since 1993            27        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-residence, Eckerd College (1991-2002); Chairman and Director,
Precise Power Corporation Director, Checkers Drive-In Restaurant,and Chairman of the Board and Chief (1990-1997); Inc.
(1994-1997);Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
----------------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                   LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION     TIME SERVED    BY TRUSTEE*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)                Trustee       Since 1996        82            Director, Amerada Hess
500 East Broward Blvd.                                                             Corporation (exploration and
Suite 2100                                                                         refining of oil and gas);
Fort Lauderdale, FL 33394-3091                                                     Hercules Incorporated
                                                                                   (chemicals, fibers and
                                                                                   resins); Beverly Enterprises,
                                                                                   Inc. (health care); H.J. Heinz
                                                                                   Company (processed foods and
                                                                                   allied products); RTI
                                                                                   International Metals, Inc.
                                                                                   (manufacture and distribution
                                                                                   of titanium); and Canadian
                                                                                   National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)                Trustee       Since 1995        21            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)               Trustee       Since 1993         133          Director, White Mountains
500 East Broward Blvd.                                                             Insurance Group, Ltd. (holding
Suite 2100                                                                         company); Martek Biosciences
Fort Lauderdale, FL 33394-3091                                                     Corporation; MedImmune, Inc.
                                                                                   (biotechnology); Overstock.com
                                                                                   (Internet services); and
                                                                                   Spacehab, Inc. (aerospace
                                                                                   services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)                Trustee       Since 1992        27            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS (48)    Trustee       Since 1989        17            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                   LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION     TIME SERVED          BY TRUSTEE*       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)           Trustee         Since 1993        21               Director, Amerada Hess
500 East Broward Blvd.                                                                Corporation (exploration and
Suite 2100                                                                            refining of oil and gas); C2,
Fort Lauderdale, FL 33394-3091                                                        Inc. (operating and investment
                                                                                      business); and H.J. Heinz
                                                                                      Company (processed foods and
                                                                                      allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC
and Darby Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin
Templeton Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)          Trustee and     Since 1995        133              None
One Franklin Parkway               and Chairman
San Mateo, CA 94403-1906           of the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)      Trustee and     Trustee since     116              None
One Franklin Parkway               Vice President  1993 and Vice
San Mateo, CA 94403-1906                           President since
                                                   1996


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)               Vice President  Since 1996       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (38)            Vice President  Since 2001       Not Applicable    None
PO Box N-7759
Lyford Cay, Nassau, Bahamas


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                   LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION     TIME SERVED          BY TRUSTEE*       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)            President and   President since   Not Applicable   None
One Franklin Parkway               Chief Executive 1993 and Chief
San Mateo, CA 94403-1906           Officer -       Executive
                                   Investment      Officer -
                                   Management      Investment
                                                   Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin
Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services,
LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)              Senior Vice     Since 2002        Not Applicable   None
500 East Broward Blvd.             President and
Suite 2100 Fort Lauderdale, FL     Chief Executive
33394-3091                         Officer -
                                   Finance and
                                   Administration


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)                 Vice President  Since 2000        Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)              Vice President  Vice President    Not Applicable   None
One Franklin Parkway               and Secretary   since 2000
San Mateo, CA 94403-1906                           and Secretary
                                                   since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        NUMBER OF
                                                                   PORTFOLIOS IN FUND
                                                   LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION     TIME SERVED          BY TRUSTEE*       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                   Vice President  Since 1994        Not Applicable   None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 20 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)             Vice President  Since May 2002    Not Applicable   Director, FTI Banque, Arch
600 5th Avenue                     - AML                                              Chemicals, Inc. and Lingnan
Rockefeller Center                 Compliance                                         Foundation.
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (41)            Treasurer and   Treasurer since   Not Applicable   None
500 East Broward Blvd.             Chief Financial 2000 and Chief
Suite 2100                         Officer         Financial Officer
Fort Lauderdale, FL 33394-3091                     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)             Vice President  Since 2000        Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor, and his position with the Fund. Nicholas F. Brady is considered an interested person of the Trust under the federal securities laws due to his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

LITERATURE REQUEST
For a brochure and pros pectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7
TAX-FREE INCOME   8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                          12/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESMENTS
One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
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ANNUAL REPORT
TEMPLETON GLOBAL OPPORTUNITIES TRUST

AUDITORS
PricewaterhouseCoopers LLP
33 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Opportunities Trust prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


[LOGO OMITTED]Printed on recycled paper



415 A2002 02/03